UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): September 27, 2005
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE State or Other Jurisdiction of Incorporation or Organization	000-29598 Commission File No.	36-3252484 I.R.S. Employer Identification Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or By-laws; Change of Fiscal Year.
     (a) On September 27, 2005, the Board of Directors of Midwest Banc Holdings, Inc. (“Midwest”), amended Midwest’s By-laws. A copy of the amended By-laws of Midwest (the “By-laws”) are attached hereto as Exhibit 3.2. Set forth below is a summary of the changes. The Section references refer to the Section in the By-laws that were amended.
•	The By-laws, as amended, provide that starting with 2006 annual meeting of stockholders, all directors will be elected annually thereby eliminating Midwest’s classified Board of Directors. Each director of Midwest whose term extended beyond the 2006 annual meeting of stockholders has agreed that his term will expire at the time of the 2006 annual meeting (Section 3.2).
•	The By-laws, as amended, provide directors will retire at age 75. This provision will be effective commencing with the 2008 annual meeting of stockholders (Section 3.2).
Item 9.01. Financial Statements and Exhibits.
     (c) Exhibits.
3.2 Amended and Restated By-laws.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.
Date: September 30, 2005	By:	/s/ Daniel R. Kadolph
Daniel R. Kadolph
Senior Vice President and Chief Financial Officer